                                                                  Exhibit 99.24

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA



In re:  FOCUS SURGERY, INC., Debtor.            Case No.      96-41107-N
                                                           ----------------

EMPLOYER'S TAX IDENTIFICATION                   CHAPTER 11
NO.:      77-0332937                            MONTHLY OPERATING REPORT
                                                (General Business Case)

-------------------------------------------

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED     DEC-97
              ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                                     End of        End of          As of
                                                                                    Current         Prior         Petition
2.  Asset/Liability Summary                                                          Month          Month          Filing
                                                                                     -----          -----          ------
      CURRENT ASSETS (MARKET VALUE)                                                 $506,862       $506,043       $  502,204
                                                                                    --------       --------       ----------
      TOTAL ASSETS (MARKET VALUE)                                                   $506,862       $506,043       $2,152,204
                                                                                    --------       --------       ----------
      CURRENT LIABILITIES                                                           $126,654       $118,847
                                                                                    --------       --------       ----------
      TOTAL LIABILITIES                                                             $476,654       $468,847       $  831,829
                                                                                    --------       --------       ----------

                                                                                                                  Petition
                                                                                    Current        Prior          Date to
3.  Statement of Cash Receipts & Disbursements for Month                            Month          Month          Month End
                                                                                    -----          -----          ---------
      a.  TOTAL RECEIPTS                                                            $  1,344       $  1,769       $1,506,936
                                                                                    --------       --------       ----------
      b.  TOTAL DISBURSEMENTS                                                       $    525       $  1,205       $1,019,647
                                                                                    --------       --------       ----------
      c.  EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS (a - b)                $    819       $    564       $487,289
                                                                                    --------       --------       ----------
      d.  CASH BALANCE BEGINNING OF MONTH                                           $506,043       $505,479
                                                                                    --------       --------       ----------
      e.  CASH BALANCE END OF MONTH (c + d)                                         $506,862       $506,043
                                                                                    --------       --------       ----------
                                                                                    --------       --------       ----------

4.  Post-petition Liabilities & Receivables                                         Receivables                   Liabilities
                                                                                    -----------                   -----------
      BALANCE AT END OF PREVIOUS MONTH                                                                              $118,847
                                                                                    --------                      ----------
      BALANCE AT END OF CURRENT MONTH                                                                               $126,654
                                                                                    --------                      ----------

5.  Past Due Post-Petition Liabilities
      BALANCE AT END OF PREVIOUS MONTH (OVER 30 DAYS)                                                               $ 24,240
                                                                                                                  ----------
      BALANCE AT END OF CURRENT MONTH (OVER 30 DAYS)                                                                $ 24,240
                                                                                                                  ----------

                                                                                                      Yes              No
                                                                                                      ---              --
6.  ARE ALL FEDERAL, STATE, AND LOCAL TAXES CURRENT? (IF NO, ATTACH SCHEDULE
    OF UNPAID ITEMS)                                                                                   X
                                                                                                   --------       ----------
7.  HAVE ANY PAYMENTS BEEN MADE TO PRE-PETITION CREDITORS, OTHER THAN PAYMENTS
    IN THE NORMAL COURSE TO SECURED CREDITORS OR LESSORS? (IF YES, ATTACH LISTING
    INCLUDING DATE OF PAYMENT, AMOUNT OF PAYMENT AND NAME OF PAYEE)                                                    X
                                                                                                   --------       ----------
8.  HAVE ANY PAYMENTS BEEN MADE TO OFFICERS, INSIDERS, SHAREHOLDERS, RELATIVES?
    (IF YES, ATTACH LISTING INCLUDING DATE OF PAYMENT, AMOUNT AND REASON FOR PAYMENT,
    AND NAME OF PAYEE)                                                                                                 X
                                                                                                   --------       ----------
9.  HAVE ANY PAYMENTS BEEN MADE TO PROFESSIONALS?  (IF YES, ATTACH LISTING INCLUDING
    DATE OF PAYMENT, AMOUNT OF PAYMENT AND NAME OF PAYEE)                                                              X
                                                                                                   --------       ----------
10. IF YOU ANSWERED YES TO LINE 7,8, OR 9, WERE ALL SUCH PAYMENTS APPROVED BY THE COURT?
                                                                                                   --------       ----------
11. IS THE ESTATE INSURED FOR REPLACEMENT COST OF ASSETS AND FOR GENERAL LIABILITY?                                    X
                                                                                                   --------       ----------
12. ARE U.S. TRUSTEE QUARTERLY FEES CURRENT?                                                           X
                                                                                                   --------       ----------


    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.



    DATE:   January 29, 1998                       /s/  Rick Redett
          -------------------                      ----------------------------
                                                      RESPONSIBLE INDIVIDUAL

                                 BALANCE SHEET
                            (General Business Case)

                         For the Month Ended    DEC-97

                                   ($_______)

   Assets


                                                                          From Schedules           Market Value
                                                                          --------------           ------------
      Current Assets
 1       CASH AND CASH EQUIVALENTS - UNRESTRICTED                                                    $506,862
                                                                                                     --------
 2       CASH AND CASH EQUIVALENTS - RESTRICTED
                                                                                                     --------
 3       ACCOUNTS RECEIVABLE (NET)                                              A
                                                                                                     --------
 4       INVENTORY                                                              B                    $      0
                                                                                                     --------
 5       PREPAID EXPENSES
                                                                                                     --------
 6       OTHER:  INTEREST RECEIVABLE
         --------------------------------------------------                                          --------
 7
         --------------------------------------------------                                          --------

 8          Total Current Assets                                                                     $506,862
                                                                                                     --------


      Property and Equipment (Market Value)
 9       REAL PROPERTY                                                          C                    $      0
                                                                                                     --------
10       MACHINERY AND EQUIPMENT                                                D                    $      0
                                                                                                     --------
11       FURNITURE AND FIXTURES                                                 D                    $      0
                                                                                                     --------
12       OFFICE EQUIPMENT                                                       D                    $      0
                                                                                                     --------
13       LEASEHOLD IMPROVEMENTS                                                 D                    $      0
                                                                                                     --------
14       VEHICLES                                                               D                    $      0
                                                                                                     --------
15       OTHER:                                                                 D
                -------------------------------------------                                          --------
16                                                                              D
         --------------------------------------------------                                          --------
17                                                                              D
         --------------------------------------------------                                          --------
18                                                                              D
         --------------------------------------------------                                          --------
19                                                                              D
         --------------------------------------------------                                          --------

20          Total Property and Equipment                                                             $      0
                                                                                                     --------

      Other Assets
21       PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY                                        $      0
         ----------------------------------------------------                                        --------
22       ALL TECHNOLOGY SOLD TO TAKAI HOSPITAL IN JULY 1996.
         ----------------------------------------------------                                        --------
23
         ----------------------------------------------------                                        --------
24
         ----------------------------------------------------                                        --------

25          Total Other Assets                                                                             $0
                                                                                                     --------

26          Total Assets                                                                             $506,862
                                                                                                     --------
                                                                                                     --------


  NOTE:
         INDICATE THE METHOD USED TO ESTIMATE THE MARKET VALUE OF ASSETS (E.G., APPRAISALS; FAMILIARITY WITH COMPARABLE MARKET PRICES, ETC.) AND THE DATE THE VALUE WAS DETERMINED.
                                        ---------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

                            LIABILITIES AND EQUITY
                            (General Business Case)

                                  ($________)


   Liabilities                                                            From Schedules
                                                                          --------------
      Post-Petition

         Current Liabilities
27          SALARIES AND WAGES
                                                                                                     --------
28          PAYROLL TAXES
                                                                                                     --------
29          REAL AND PERSONAL PROPERTY TAXES
                                                                                                     --------
30          INCOME TAXES
                                                                                                     --------
31          NOTES PAYABLE (SHORT TERM)
                                                                                                     --------
32          ACCOUNTS PAYABLE (TRADE)                                            A                    $ 24,766
                                                                                                     --------
33          REAL PROPERTY LEASE ARREARAGE
                                                                                                     --------
34          PERSONAL PROPERTY LEASE ARREARAGE
                                                                                                     --------
35          ACCRUED PROFESSIONAL FEES                                                                $ 75,655
                                                                                                     --------
36          CURRENT PORTION OF LONG-TERM DEBT (DUE WITHIN 12 MONTHS)
                                                                                                     --------
37          OTHER:          OTHER ACCRUALS                                                           $ 26,234
                                           ----------------                                          --------
38
              ---------------------------------------------                                          --------
39
              ---------------------------------------------                                          --------

40          Total Current Liabilities                                                                $126,654
                                                                                                     --------

41       Long-Term Debt, Net of Current Portion
                                                                                                     --------

42          Total Post-Petition Liabilities                                                          $126,654
                                                                                                     --------

      Pre-Petition Liabilities (allowed amount)
43          SECURED CLAIMS                                                      E
                                                                                                     --------
44          PRIORITY UNSECURED CLAIMS                                           E                    $      0
                                                                                                     --------
45          GENERAL UNSECURED CLAIMS                                            E                    $350,000
                                                                                                     --------

46          Total Pre-Petition Liabilities                                                           $350,000
                                                                                                     --------

47          Total Liabilities                                                                        $476,654
                                                                                                     --------

  Equity (Deficit)

48            ---------------------------------------------
                                                                                                     --------
49            ---------------------------------------------
                                                                                                     --------
50            ---------------------------------------------
                                                                                                     --------
51            ---------------------------------------------
                                                                                                     --------
52       MARKET VALUE ADJUSTMENT
                                                                                                     --------
53          Total Equity (Deficit)                                                                   $ 30,208
                                                                                                     --------


54          Total Liabilities and Equity (Deficit)                                                   $506,862
                                                                                                     --------
                                                                                                     --------


                                   SCHEDULES
                            (General Business Case)

                                   ($_______)


                                  Schedule A
                      Accounts Receivable (Net)/Payable
                                                                 Accounts      Accounts Payable        Past Due
RECEIVABLES AND PAYABLES AGEINGS                                Receivable      [Post Petition]    Post Petition Debt
                                                                ----------     ----------------    ------------------
  0 -30 DAYS                                                          $0             $   526
                                                                   -----             -------  --
  31-60 DAYS                                                          $0
                                                                   -----             -------
  61-90 DAYS                                                          $0                                  $24,240
                                                                   -----             -------      ---------------
  91+ DAYS                                                            $0             $24,240
                                                                   -----             -------  --
  TOTAL ACCOUNTS RECEIVABLE/PAYABLE                                   $0             $24,766
                                                                   -----             -------
                                                                                     -------
  ALLOWANCE FOR DOUBTFUL ACCOUNTS
                                                                   -----
  ACCOUNTS RECEIVABLE (NET)                                           $0
                                                                   -----
                                                                   -----



                                  Schedule B
                         Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                         Cost of Goods Sold
----------------------------------                         ------------------

                                        Inventory(ies)     INVENTORY BEGINNING OF MONTH       ------------
                                         Balance at
                                        End of Month
                                        ------------       ADD -
RETAIL/RESTAURANTS -                                             NET PURCHASES
                                                                                              ------------
   PRODUCT FOR RESALE                                            DIRECT LABOR
                                        ------------                                          ------------
                                                                 MANUFACTURING OVERHEAD
                                                                                              ------------
DISTRIBUTION -                                                   FREIGHT IN
                                                                                              ------------
   PRODUCT FOR RESALE                                            OTHER:
                                        ------------
                                                                 ----------------------       ------------

                                                                 ----------------------       ------------

MANUFACTURER -
   RAW MATERIALS                               $0
                                        ------------
   WORK-IN-PROGRESS                            $0          LESS -
                                        ------------
   FINISHED GOODS                              $0                INVENTORY END OF MONTH
                                        ------------                                          ------------
                                                                 SHRINKAGE
                                                                                              ------------
OTHER -                                                          PERSONAL USE
                                        ------------                                          ------------
   EXPLAIN
           ------------------
                                                            COST OF GOODS SOLD                        $0
   ---------------------------                                                                ------------
                                                                                              ------------
      TOTAL                                    $0
                                        ------------
                                        ------------



Method of Inventory Control                                         Inventory Valuation Methods
---------------------------                                         ---------------------------
DO YOU HAVE A FUNCTIONING PERPETUAL INVENTORY SYSTEM?               INDICATE BY A CHECKMARK METHOD OF INVENTORY VALUATION USED.
                       YES  X    NO
                           ---      ---
HOW OFTEN DO YOU TAKE A COMPLETE PHYSICAL INVENTORY?                VALUATION METHODS -
                                                                       FIFO COST                    X
                                                                                             ---------------
  WEEKLY                                                               LIFO COST
                    ---                                                                      ---------------
  MONTHLY                                                              LOWER OF COST OR
                    ---
  QUARTERLY                                                               MARKET             ---------------
                    ---
  SEMI-ANNUALLY                                                       RETAIL METHOD
                    ---                                                                      ---------------
  ANNUALLY           X
                    ---
                                                                      OTHER -
                                                                                             ---------------
DATE OF LAST PHYSICAL INVENTORY WAS       12/31/94                        EXPLAIN
                                       --------------
                                                                          ----------------------------------------
DATE OF NEXT PHYSICAL INVENTORY IS     NOT SCHEDULED
                                       --------------                     ----------------------------------------



                                  SCHEDULE C
                                 REAL PROPERTY

  Description                                                                           Cost         Market Value
  -----------                                                                           ----         ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
     Total                                                                                   $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------

                                  SCHEDULE D
                           OTHER DEPRECIABLE ASSETS

  Description                                                                           Cost         Market Value
  -----------                                                                           ----         ------------
  Machinery & Equipment -                                                                    $0               $0
  SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL EQUIPMENT SOLD TO
  -----------------------------------------------------------------------           ------------     ------------
  TAKAI HOSPITAL IN JULY 1996.
  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
     Total                                                                                   $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------
  Furniture & Fixtures -

                                                                                                              $0
  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
     Total                                                                                   $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------
  Office Equipment -
  SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL EQUIPMENT SOLD TO
  ------------------------------------------------------------------------
  TAKAI HOSPITAL IN JULY 1996.
  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
    Total                                                                                    $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------
  Leasehold Improvements -
  NONE - THE COMPANY DOES NOT CURRENTLY LEASE FACILITIES                                                      $0
  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
     Total                                                                                   $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------
  Vehicles -
  NONE
  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------

  ------------------------------------------------------------------------          ------------     ------------
     Total                                                                                   $0               $0
                                                                                    ------------     ------------
                                                                                    ------------     ------------

                                  SCHEDULE E
                           PRE-PETITION LIABILITIES

                                                                                      Claimed          Allowed
List Total Claims For Each Classification -                                            Amount         Amount (b)
-------------------------------------------                                            ------         ----------
  SECURED CLAIMS  (a)                                                                  $115,778
                                                                                    ------------     ------------
  PRIORITY CLAIMS OTHER THAN TAXES                                                     $      0
                                                                                    ------------     ------------
  PRIORITY TAX CLAIMS                                                                  $      0
                                                                                    ------------     ------------
  GENERAL UNSECURED CLAIMS                                                             $586,534         $350,000
                                                                                    ------------     ------------

  (a)  LIST TOTAL AMOUNT OF CLAIMS EVEN IF UNDER SECURED.

  (b) ESTIMATED AMOUNT OF CLAIM TO BE ALLOWED AFTER COMPROMISE OR LITIGATION. AS AN EXAMPLE, YOU ARE A DEFENDANT IN A LAWSUIT ALLEGING DAMAGE OF $10,000,000 AND A PROOF OF CLAIM IS FILED IN THAT AMOUNT. YOU BELIEVE THAT YOU CAN SETTLE THE CASE FOR A CLAIM OF $3,000,000. FOR SCHEDULE E REPORTING PURPOSES YOU SHOULD LIST $10,000,000 AS THE CLAIMED AMOUNT AND $3,000,000 AS THE ALLOWED AMOUNT.

                           Rental Income Information
                  NOT APPLICABLE TO GENERAL BUSINESS CASES.

                            STATEMENT OF OPERATIONS
                            (General Business Case)

                           For the Month Ended DEC-97
                                   $________


          Current Month
--------------------------------                                                                     Cumulative     Next Month
  Actual   Forecast   Variance                                                                     (Case to Date)    Forecast
  ------   --------   --------                                                                     --------------    --------
                                          Revenues
$     0               $     0         1      GROSS SALES
-------    -------    -------                                                                       ------------    ---------
$     0               $     0         2      LESS: SALES RETURNS & ALLOWANCES
-------    -------    -------                                                                       ------------    ---------
$     0    $     0    $     0         3      NET SALES                                                               $      0
-------    -------    -------                                                                       ------------    ---------
$     0               $     0         4      LESS: COST OF GOODS SOLD    (SCHEDULE 'B')
-------    -------    -------                                                                       ------------    ---------
$     0    $     0    $     0         5      GROSS PROFIT                                                            $      0
-------    -------    -------                                                                       ------------    ---------
                      $     0         6      INTEREST
-------    -------    -------                                                                       ------------    ---------
                                      7      OTHER INCOME:

                      $     0         8      OTHER INCOME                                           $        565
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0         9
-------    -------    -------                ----------------------------------------------         ------------    ---------

$     0    $     0    $     0        10         Total Revenues                                      $        565     $      0
-------    -------    -------                                                                       ------------    ---------


                                          Expenses
                      $     0        11      COMPENSATION TO OWNER(S)/OFFICER(S)
-------    -------    -------                                                                       ------------    ---------
                      $     0        12      SALARIES/COMMISSIONS
-------    -------    -------                                                                       ------------    ---------
                      $     0        13      MANAGEMENT FEES
-------    -------    -------                                                                       ------------    ---------
           $     0    $     0        14      DEPRECIATION                                            $   368,860     $      0
-------    -------    -------                                                                       ------------    ---------
                      $     0        15      TAXES:
-------    -------    -------                                                                       ------------    ---------
                      $     0        16         EMPLOYER PAYROLL TAXES
-------    -------    -------                                                                       ------------    ---------
                      $     0        17         REAL PROPERTY TAXES
-------    -------    -------                                                                       ------------    ---------
                      $     0        18         OTHER TAXES
-------    -------    -------                                                                       ------------    ---------
                      $     0        19      OTHER SELLING
-------    -------    -------                                                                       ------------    ---------
$   710    $ 1,000    $   290        20      OTHER ADMINISTRATIVE                                    $    39,953
-------    -------    -------                                                                       ------------    ---------
                      $     0        21      INTEREST
-------    -------    -------                                                                       ------------    ---------
                                     22      OTHER EXPENSES:
           -------                                                                                  ------------    ---------
           $   800    $   800        23      WRITEDOWN OF RECEIVABLES AND OTHER                      $   274,406
-------    -------    -------                                                                       ------------    ---------
                      $     0        24
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        25
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        26
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        27
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        28
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        29
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        30
-------    -------    -------                ----------------------------------------------         ------------    ---------

$   710    $ 1,800    $ 1,090        31         Total Expenses                                       $   683,219     $      0
-------    -------    -------                                                                       ------------    ---------

$  (710)   $(1,800)   $ 1,090        32   Subtotal                                                   $  (682,654)    $      0
-------    -------    -------                                                                       ------------    ---------

                                          Reorganization Items
$ 7,373    $ 4,000    $(3,373)       33      PROFESSIONAL FEES                                       $   260,728     $  4,000
-------    -------    -------                                                                       ------------    ---------
                      $     0        34      PROVISIONS FOR REJECTED EXECUTORY CONTRACTS
-------    -------    -------                                                                       ------------    ---------
                                             INTEREST EARNED ON ACCUMULATED CASH
$(1,344)   $(1,650)   $  (306)       35         RESULTING FROM CHP 11 CASE                               (26,463)    $ (1,650)
-------    -------    -------                                                                       ------------    ---------
                      $     0        36      LOSS FROM SALE OF EQUIPMENT, INVENTORY AND PATENTS      $   450,000
-------    -------    -------                                                                       ------------    ---------
$   250               $  (250)       37      MISCELLANEOUS                                           $    16,952
-------    -------    -------                ----------------------------------------------         ------------    ---------
                      $     0        38      SETTLEMENTS                                             $   662,500     $ 20,000
-------    -------    -------                ----------------------------------------------         ------------    ---------

$ 6,278    $ 2,350    $(3,928)       39         Total Reorganization Items                           $ 1,363,717     $ 22,350
-------    -------    -------                                                                       ------------    ---------

$(6,988)   $(4,150)   $(2,838)       40   Net Profit (Loss) Before Federal & State Taxes             $(2,046,370)    $(22,350)
-------    -------    -------                                                                       ------------    ---------
                      $     0        41      FEDERAL & STATE INCOME TAXES
-------    -------    -------                                                                       ------------    ---------

$(6,988)   $(4,150)   $(2,838)       42   Net Profit (Loss)                                          $(2,046,370)    $(22,350)
-------    -------    -------                                                                       ------------    ---------
-------    -------    -------                                                                       ------------    ---------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (General Business Case)

                         For the Month Ended    DEC-97
                                            --------------

CASH BALANCE BEGINNING OF MONTH                                      $506,043
                                                                     --------
                                                                     --------

Cash Receipts  (1)                                                     $1,344
                                                                     --------

Cash Disbursements  (1)                                                  $525
                                                                     --------

Excess (Deficiency) of Receipts Over Disbursements                       $819
                                                                     --------

Cash Balance End of Month                                            $506,862
                                                                     --------
                                                                     --------



Recapitulation of Funds Held at End of Month
--------------------------------------------
                                                                   Account 1               Account 2           Account 3
                                                                   ---------               ---------           ---------
Bank                                                          SILICON VALLEY BANK        MERRILL LYNCH        TRUST ACCT -
                                                              --------------------       -------------      ---------------
Account Type                                                       CHECKING                CHECKING         MURRAY & MURRAY
                                                              --------------------       -------------      ---------------
Account No.                                                       3300023699               233-07K66
                                                              --------------------       -------------      ---------------
Account Purpose                                             GENERAL OPERATING ACCT.       INVESTMENT
                                                              --------------------       -------------      ---------------

Balance, End of Month                                                     $  4,573                 $71             $385,612
                                                              --------------------       -------------      ---------------


                                                                   Account 4               Account 5         Account 6
                                                                   ---------               ---------         ---------
Bank                                                          SILICON VALLEY BANK
                                                              --------------------       -----------        -----------
Account Type                                                       CHECKING
                                                              --------------------       -----------        -----------
Account No.                                                       3300023699
                                                              --------------------       -----------        -----------
Account Purpose                                                   MONEY MARKET
                                                              --------------------       -----------        -----------
Balance, End of Month                                                     $116,607
                                                              --------------------       -----------        -----------

Total Funds on Hand for all Accounts                                      $506,862
                                                              --------------------
                                                              --------------------


(1)  EXCLUDING BANK TRANSFERS BETWEEN YOUR ACCOUNTS.